UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 14, 2006
                                                        -----------------

                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                      0-22248                    94-3169580
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


         3050 Zanker Road, San Jose, California                 95134
        ----------------------------------------               ----------
        (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (408) 321-8835
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2006, Rick Friedman resigned his position as Vice President, World-wide Sales and Customer Service of Ultratech, Inc. (the "Company"). He will continue to be employed with the Company for a certain period of time. Mr. Friedman will receive the severance benefits outlined in Section 6.2 of his employment agreement previously filed with the Commission from the date his employment terminates.

Item 7.01       Regulation FD Disclosure.

On December 20, 2006, the Company issued a press release updating its guidance with respect to its expected results of operations in the fourth quarter of 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit Number          Description
--------------          -----------
Exhibit 99.1            Press Release.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ULTRATECH, INC.
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                                  (Registrant)



Date:   December 20, 2006               By:     Bruce Wright
        -----------------                       --------------------------------
                                                Bruce R. Wright
                                                Senior Vice President, Finance
                                                and Chief Financial Officer
                                                (Duly Authorized Officer and
                                                Principal Financial and
                                                Accounting Officer)

                                  Exhibit Index

Exhibit         Description
-------         -----------
99.1            Press Release.

                                       4